UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549



                              FORM 8-K



                           CURRENT REPORT


                 PURSUANT TO SECTION 13 OR 15(d) OF
                 THE SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of earliest event reported) July 25, 2001


                      MDU Resources Group, Inc.
       (Exact name of registrant as specified in its charter)


        Delaware                 1-3480            41-0423660
(State or other jurisdiction  (Commission       (I.R.S. Employer
    of incorporation)          File Number)   Indentification No.)


                         Schuchart Building
                       918 East Divide Avenue
                            P.O. Box 5650
                  Bismarck, North Dakota 58506-5650
              (Address of principal executive offices)
                             (Zip Code)


  Registrant's telephone number, including area code (701) 222-7900





Item 5. Other Events.

     Incorporated by reference is a press release issued by MDU
Resources Group, Inc. on July 25, 2001, attached as Exhibit 99.


Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

         Exhibit 99 - Press release issued July 25, 2001 regarding earnings for the second quarter.



                           SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                MDU RESOURCES GROUP, INC.

 Date: July 26, 2001            By:  /s/ Vernon A. Raile
                                     Vernon A. Raile
                                     Vice President, Controller
                                     and Chief Accounting Officer



                            EXHIBIT INDEX

Exhibit Number                          Description of Exhibit

     99                                 Press release issued
                                        July 25, 2001 regarding
                                        earnings for the second
                                        quarter.